4511159UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             _______________________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                November 6, 2003


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

       STATE OR OTHER              COMMISSION                IRS EMPLOYER
        JURISDICTION              FILE NUMBER:              IDENTIFICATION
      OF INCORPORATION:                                         NUMBER:

          DELAWARE                  001-13790                 76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


                  _____________________________________________

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)-(b) Not applicable.

         (c)      Exhibits.

          99.1 Press Release of HCC Insurance Holdings, Inc. dated November 6, 2003 announcing operating results for the Third Quarter of 2003 and attachments thereto furnished pursuant to Item 12 hereunder.


ITEM 12.  Results of Operations and Financial Condition.


     On November 6, 2003, HCC Insurance Holdings, Inc. announced its operating results for the Third Quarter of 2003. A press release setting forth the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 6, 2003             HCC INSURANCE HOLDINGS, INC.



                                     By:  /s/ Christopher L. Martin
                                        ---------------------------------------
                                              Christopher L. Martin
                                              Executive Vice President and
                                              General Counsel

                                  EXHIBIT INDEX


Exhibits.
--------

     99.1 Press Release of HCC Insurance Holdings, Inc. dated November 6, 2003 announcing operating results for the Third Quarter of 2003 and attachments thereto.